UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2025
CNX Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 Horizon Vue Drive
Canonsburg, Pennsylvania 15317

(Address of principal executive offices)
(Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2025, the Board of Directors (the “Board”) of CNX Resources Corporation (“the Company”) appointed Everett Good, the Company’s current Vice President of Finance and Treasury, to serve as the Company’s Chief Financial Officer, effective as of January 1, 2026 (the “Appointment Date”). Mr. Good will succeed Alan Shepard in the role of Chief Financial Officer. As previously announced, Mr. Shepard will serve as the Company’s President and Chief Executive Officer and as a member of the Board, effective as of the Appointment Date. The appointment of Mr. Good is contingent on his remaining an employee of the Company through the Appointment Date.

Mr. Good, age 39, joined the Company and has served as its Vice President of Finance and Treasury since April 2021. Before joining the Company, Mr. Good served as the Director, Finance & Investor Relations of CNX Midstream Partners LP, a growth-oriented master limited partnership focused on the ownership, operation, development and acquisition of midstream energy infrastructure. Mr. Good holds a bachelor’s degree in Accounting and Information Systems from Virginia Tech and an M.S. in Accounting from Virginia Tech’s Pamplin College of Business. The Compensation Committee of the Board will determine any changes to Mr. Good’s compensation in connection with his appointment as Chief Financial Officer of the Company at a later date.

There are no arrangements or understandings between Mr. Good and any other persons pursuant to which he was selected as Chief Financial Officer of the Company. Mr. Good does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNX RESOURCES CORPORATION

By: /s/ Timothy S. Bedard
Name: Timothy S. Bedard
Title: Executive Vice President, General Counsel and Corporate     Secretary

Dated: November 5, 2025